EXHIBIT 10.29




                         Laredo Family Enterprises, LLC

                               Financial Statement

                  For the twelve months ended December 31, 1999



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                         Laredo Family Enterprises, LLC

                                      Index


                  * Opinion Letter

                  * Balance Sheet as of December 31, 1999

                  * Statement of Income and Expenses for the twelve
                    months ended December 31, 1999

                  * Statement of Cash Flows

                  * Notes to Financial Statement


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                                          PMB 129
                                          110 West Sandy Lake Road-Ste 102
                                          Coppell, Texas (214) 448-5320



                          RON PANDOS & COMPANY, INC



             To the members of Laredo Family Enterprises LLC
             1300 W. Walnut Hill Lane, Suite 275
             Irving, Texas

             I have audited to accompanying balance sheet of Laredo Family Enterprises, LLC as of December 31, 1999 and the related statement of income and expenses and cash flows for the year then ended. These financial statements are the responsibility of the management of Laredo Family Enterprises, LLC. My responsibility is to express an opinion on the financial statements based on the audit.

             I conducted the audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
             An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. I believe that the audit provides a reasonable basis for my opinion.

             In my opinion, the financial statements referred to above, present, in all material respects, the financial position of Laredo Family Enterprises, LLC as of December 31, 1999 and the results of operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


             /s/ Ronald Pandos

             Ronald Pandos
             November 2, 2000

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
                         Laredo Family Enterprises, LLC
                                  Balance Sheet
                             as of December 31,1999


             Assets:
             Current Assets
               Accounts receivable              $ 1,426,488
               Allowance for doubtful accounts     (427,310)
                                                 ----------
             Total current assets                              $   999,178

             Fixed Asset (note 1)
               Equipment - clinic                    22,914
               Equipment - office                     3,441
               Furniture & fixtures                   2,378
               Accumulated depreciation              (4,104)
                                                 ----------
             Total fixed assets                                     24,629

             Other assets
               Deposits                                              4,470
                                                                ----------
             Total assets                                      $ 1,028,276
                                                                ==========
               Liabilities & Equity:
               Current liabilities
                 Accounts payable                              $    72,730

               Long term liabilities
                 Note payable                                        4,500

               Other liabilities
                 Due to affiliated companies                        94,285
                                                                ----------
               Total liabilities                               $   171,515

             Equity
               Capital (note 6)                      80,788
               Current year net income              830,474
               Member distributions                 (54,500)
                                                 ----------
             Total Equity                                          856,761
                                                                ----------
             Total liabilities & equity                        $ 1,028,276
                                                                ==========


     The accompanying notes are an integral part of this financial statement


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


                         Laredo Family Enterprises, LLC
                        Statement of Income and Expenses
                  for the twelve months ended December 31, 1999


             Net Revenue:
             Professional fees                                 $ 1,319,564

             Cost of Services:
               Salaries & wages                 $   158,751
               Supplies, clinic & x-ray              14,457
               Equipment rental                         178
                                                 ----------
             Total cost of services                                173,386
                                                                ----------
             Gross Profit                                        1,146,177

             Operating Costs:
               Depreciation (note 1)                  4,104
               Licenses                                 970
               Marketing                            190,368
               Miscellaneous                            190
               Office                                 4,232
               Professional fees                      1,006
               Rent                                  51,495
               Repairs & maintenance                  3,648
               Travel                                26,285
               Taxes                                  9,370
               Utilities                             24,036
                                                 ----------
             Total operating costs                                 315,704
                                                                ----------
             Net Distributive Income
               to Members (note 4)                             $   830,474
                                                                ==========

     The accompanying notes are an integral part of this financial statement

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


                         Laredo Family Enterprises, LLC
                             Statement of Cash Flows
                       January 1 through December 31,1999


             Operating activities
               Net Income                                      $   830,474
               Depreciation                                          4,104
               Accounts payable                                     72,730
               Accounts receivable (net)                          (999,178)
                                                                ----------
             Net cash provided by Operating activities             (91,870)

             Financing activities
               Equipment                                           (26,355)
               Furniture & fixtures                                 (2,378)
               Deposits                                             (1,470)
               Note payable                                          4,500
               Due to affiliated companies                          94,285
               Owner's capital                                      22,637
                                                                ----------
             Net cash provided by financing activities              91,219

             Net cash decrease for the period                         (651)

             Cash at beginning of period                               651
                                                                ----------
             Cash at end of period                             $         0
                                                                ==========

    The accompanying notes are an integral part of this financial statement

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                        Laredo Family Enterprises, LLC
                         Notes to Financial Statement
                     For the year ended December 31, 1999


       Note 1 - Significant accounting policies and procedures

            Laredo Family Enterprises, LLC is a Limited Liability Corporation incorporated under the laws of the State of Texas and operates a Chiropractic clinic in Laredo, Texas. The corporation began business on November 1, 1998 and maintains its accounting records using the accrual method of accounting.

            The Limited Liability Corporation uses the straight-line method of depreciation based on historical cost and an estimate of the life of each asset.

            The allowance for doubtful accounts is based on an aging of the receivables and calculated on outstanding accounts in excess of a period of time as determined by management of the Chiropractic clinic.

            Since  the  corporation  is classified  as  a  Limited  Liability
       Corporation the corporation uses the calendar year as the corporate year period of accounting.

       Note 2 - Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting policies requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

       Note 3 - Subsequent events

            The Chiropractic clinic is in the process of being sold to a third party corporation and is to be classified as an asset sale whereby the seller shall sell, transfer and assign all rights, title and interest in and to the assets free and clear of any mortgage,

           The accompanying notes are an integral part of this financial statement security interest, lien, charge, claim, or other encumbrance of any nature except the assumed liabilities of the seller.

       Note 4 - Income taxes

            The corporation is classified as a Limited Liability Corporation by the Internal Service and all income or loss of the corporation transfers to the individual income tax returns of its members based on the percentage of ownership in the corporation. For income tax purposes the Limited Liability Corporation uses the cash basis of accounting.
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       Note 5 - Members

            The sole member of the corporation as of December 31, 1999 is David Voracek who currently resides in the State of Texas.

       Note 6 - Capital

            Capital consists or cash and/or equipment provided by the David Voracek, the sole member of the corporation from the inception date of the corporation until December 31, 1999.